UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 10, 2008

MONSANTO COMPANY

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-16167 ------------------- (Commission File Number)	43-1878297 --------------------------- (IRS Employer Identification No.)

800 North Lindbergh Blvd. St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63167 ------------------ (Zip Code)

(314) 694-1000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Monsanto Company furnishes the following additional exhibits to its registration statement no. 333-125193 on Form S-3, which also constitutes an amendment to its prior registration statement no. 333-88542:

1.1	Underwriting Agreement, dated April 10, 2008, by and among the Company and the representatives of the several underwriters named therein.
1.2	Pricing Agreement, dated April 10, 2008, by and among the Company and the representatives of the several underwriters named therein.
4.1	Form of 5.125% Senior Note due 2018.
4.2	Form of 5.875% Senior Note due 2038.
5.1	Legal Opinion of Bryan Cave, counsel to registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSANTO COMPANY (Registrant)

Date: April 15, 2008	/s/ Sonya M. Davis
	Name:	Sonya M. Davis
	Title:	Assistant Secretary

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